FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED MAY 1, 1998


Available Amount to Note Holders:                                                      6,984,857.25

Disbursements from Collection Account: Section 3.04(b) of the Servicing Agreement

(i)       Initial Unpaid Amounts inadvertently deposited in Collection Account                 -
(ii)      Indemnity Payments paid inadvertently deposited in Collection Account                -
(iii)     Aggregate of:
          (a) Unreimbursed Servicer Advances                                             574,109.18
          (b) Servicer Fees from current and prior Collection Period                      80,909.46
          (c) Servicing Charges inadvertently deposited in Collection Account                  -
(iv)      Current and unpaid Back-up Servicing Fees                                        3,236.38
(v)       Premium Amount due on Payment Date and unpaid Premium Amounts                   20,784.21
          Adjustment to prior month premium amount                                             -
(vi)      Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees        291.67
(vii)     Reimbursable Trustee Expenses pre 7.07(a)(ii)                                        -
(viii)    Class A-1 through A-4 Note Interest on a pari passu basis:
          Class A-1 Note Interest                                                         14,346.60
          Adjustment to prior month Class A-1 Note Interest                                    -
          Class A-2 Note Interest                                                        452,326.38
          Class A-3 Note Interest                                                        272,663.71
          Class A-4 Note Interest                                                        202,342.75
(ix)      Class B-1 Note Interest                                                         22,220.38
(x)       Letter of Credit Bank Fee and unpaid amounts                                     1,775.05
(xi)      Class B-2 Note Interest                                                         20,816.48
(xii)     Class A-1 thought A-4 Principal Distribution Amount:
          Class A-1 Principal Distribution Amount                                      2,906,334.89
          Class A-2 Principal Distribution Amount                                      1,980,998.94
          Class A-3 Principal Distribution Amount                                              -
          Class A-4 Principal Distribution Amount                                              -
(xiii)    Note Insure Reimbursement Amount                                                     -
(xiv)     Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal  106,246.39
(xv)      Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal  106,246.39
(xvi)     Letter of Credit Reimbursement Amount                                                -
(xvii)    Class B-3 Note Interest                                                         22,591.53
(xviii)   Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal  106,246.39
(xix)     Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)        -
(xx)      Letter of Credit Additional Reimbursement Amount                                     -
(xxi)     Other Amounts Due Servicer under Servicing Agreement                                 -
(xxii)    Remaining Amount to Residual Holder                                                  -
          Additional Principal Distribution Amount to Noteholders
          Class A-1 additional Principal Distribution Amount                                   -
          Class A-2 additional Principal Distribution Amount                              84,837.61
          Class A-3 additional Principal Distribution Amount                                   -
          Class A-4 additional Principal Distribution Amount                                   -
          Class B-1 additional Principal Distribution Amount                               1,844.30
          Class B-2 additional Principal Distribution Amount                               1,844.30
          Class B-3 additional Principal Distribution Amount                               1,844.30


          Reviewed By:



          -------------------------------
          Craig M. Spencer
          Senior Vice President and
          Chief Accounting Officer

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED MAY 1, 1998





                             INITIAL        BEGINNING          BASE         ADDITIONAL        TOTAL          ENDING        ENDING
                            PRINCIPAL       PRINCIPAL       PRINCIPAL        PRINCIPAL      PRINCIPAL       PRINCIPAL   CERTIFICATE
      CLASS                  BALANCE         BALANCE      DISTRIBUTION     DISTRIBUTION   DISTRIBUTION       BALANCE       FACTOR
 -----------------       --------------  --------------   -------------   -------------  --------------  --------------  ----------
 Class A-1                32,998,000.00    2,906,334.89    2,906,334.89             -      2,906,334.89        -         0.0000000
 Class A-2                85,479,000.00   85,479,000.00    1,980,998.94       84,837.61    2,065,836.54   83,413,163.46  0.9758322
 Class A-3                51,527,000.00   51,527,000.00            -               -               -      51,527,000.00  1.0000000
 Class A-4                38,238,000.00   38,238,000.00            -               -      38,238,000.00       1.0000000
                         --------------  --------------   -------------   -------------  --------------  --------------  ----------
 Total Class A           208,242,000.00  178,150,334.89    4,887,333.83       84,837.61    4,972,171.44  173,178,163.46  0.8316198
 Class B-1                 4,527,000.00    3,872,833.37      106,246.39        1,844.30      108,090.68    3,764,742.69  0.8316198
 Class B-2                 4,527,000.00    3,872,833.37      106,246.39        1,844.30      108,090.68    3,764,742.69  0.8316198
 Class B-3                 4,527,000.00    3,872,833.37      106,246.39        1,844.30      108,090.68    3,764,742.69  0.8316198
                         --------------  --------------   -------------   -------------  --------------  --------------
 Total                   221,823,000.00  189,768,835.00    5,206,072.99       90,370.50    5,296,443.49  184,472,391.52

ADCPB at end of Collection Period                                                                        188,870,384.73
                                                                                                         --------------
Excess of ending ADCPB over ending note balance                                                            4,397,993.21
Floor                                                                                                      4,527,025.86
                                                                                                         --------------
Difference                                                                                                  (129,032.64)

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MAY 1, 1998


AVAILABLE FUNDS

    Collection Account balance, as of April 30, 1998                                                   3,918,193.07
    Investment earnings on amounts in Collection Account                                                  11,865.28
    Payments due Collection Account from last 3 business days of Collection Period                       939,458.10
    Additional contribution for terminated trade-ups and rebooked leases                                  37,910.97
    Servicer Advance on current Determination Date                                                     2,077,429.83
                                                                                                     --------------
    Available Funds on Payment Date                                                                    6,984,857.25
INITIAL UNPAID AMOUNTS INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                          -
                                                                                                      -------------
REMAINING AVAILABLE FUNDS                                                                              6,984,857.25
INDEMNITY PAYMENTS PAID INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                  ------------

REMAINING AVAILABLE FUNDS                                                                              6,984,857.25
UNREIMBURSED SERVICER ADVANCES
    Unreimbursed Servicer Advances due                                                                   574,109.18
    Unreimbursed Servicer Advances paid                                                                  574,109.18
                                                                                                     --------------
    Unreimbursed Servicer Advances remaining unpaid                                                           -
                                                                                                     --------------
REMAINING AVAILABLE FUNDS                                                                              6,410,748.07
SERVICER FEES
    Servicer Fees due                                                                                     80,909.46
    Servicer Fees paid                                                                                    80,909.46
                                                                                                     --------------
    Servicer Fees remaining unpaid                                                                            -
                                                                                                     --------------
REMAINING AVAILABLE FUNDS                                                                              6,329,838.61
SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                       --------------

REMAINING AVAILABLE FUNDS                                                                              6,329,838.61
BACK-UP SERVICER FEES
    Back-up Servicer Fees due                                                                              3,236.38
    Back-up Servicer Fees paid                                                                             3,236.38
                                                                                                     --------------
    Back-up Servicer Fees remaining unpaid                                                                    -
                                                                                                     --------------
REMAINING AVAILABLE FUNDS                                                                              6,326,602.23
PREMIUM AMOUNT
    Premium Amount due                                                                                    20,784.21
    Premium Amount paid                                                                                   20,784.21
                                                                                                     --------------
    Premium Amount remaining unpaid                                                                           -
                                                                                                     --------------
REMAINING AVAILABLE FUNDS                                                                              6,305,818.03
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
    Indenture Trustee Fee due                                                                                291.67
    Indenture Trustee Fee paid                                                                               291.67
                                                                                                     --------------
    Indenture Trustee Fee remaining unpaid                                                                    -
                                                                                                     --------------
REMAINING AVAILABLE FUNDS                                                                              6,305,526.36
REIMBURSABLE TRUSTEE EXPENSES PER 7.07(A)(II)
    Total Indenture Trustee Expenses due                                                                      -
    Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                                    75,000.00
                                                                                                     --------------
    Total Indenture Trustee Expenses paid                                                                     -
                                                                                                     --------------
    Indenture Trustee Expenses unpaid                                                                         -
REMAINING AVAILABLE FUNDS                                                                              6,305,526.36

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MAY 1, 1998


CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:

    Class A-1 Note Interest                                                                               14,346.60
    Class A-2 Note Interest                                                                              452,326.38
    Class A-3 Note Interest                                                                              272,663.71
    Class A-4 Note Interest                                                                              202,342.75
                                                                                                     --------------
    Total Class A Interest due                                                                           941,679.43
                                                                                                     --------------
REMAINING AVAILABLE FUNDS                                                                              5,363,846.93
CLASS B-1 NOTE INTEREST
    Class B-1 Note Interest due                                                                           22,220.38
    Class B-1 Note Interest paid                                                                          22,220.38
                                                                                                     --------------
    Class B-1 Note Interest remaining unpaid                                                                  -
                                                                                                     --------------
REMAINING AVAILABLE FUNDS                                                                              5,341,626.54
LETTER OF CREDIT BANK FEE AND UNPAID AMOUNTS
    Letter of Credit Bank Fee due                                                                          1,775.05
    Letter of Credit Bank Fee paid                                                                         1,775.05
                                                                                                     --------------
    Letter of Credit Bank Fee remaining unpaid                                                                -
                                                                                                     --------------
REMAINING AVAILABLE FUNDS                                                                              5,339,851.49
CLASS B-2 NOTE INTEREST
    Class B-2 Note Interest due                                                                           20,816.48
    Class B-2 Note Interest paid                                                                          20,816.48
                                                                                                     --------------
    Class B-2 Note Interest remaining unpaid                                                                  -
                                                                                                     --------------
REMAINING AVAILABLE FUNDS                                                                              5,319,035.02
CLASS A BASE PRINCIPAL DISTRIBUTION
    Class A Base Principal Distribution Amount due                                                     4,887,333.83
    Class A Note Principal Balance as of preceding Payment Date                                      178,150,334.89
                                                                                                     --------------
    Class A Base Principal Distribution Amount paid                                                    4,887,333.83
                                                                                                     --------------
    Class A Base Principal Distribution Amount remaining unpaid                                               -

    Class A-1 Note Principal Balance as of preceding Payment Date                                      2,906,334.89
    Class A-1 Base Principal Distribution Amount paid                                                  2,906,334.89
                                                                                                     --------------
    Class A-1 Note Principal Balance after distribution on Payment Date                                       -
                                                                                                     --------------

    Remaining Class A Base Principal Distribution Amount                                               1,980,998.94
                                                                                                     --------------

    Class A-2 Note Principal Balance as of preceding Payment Date                                     85,479,000.00
    Class A-2 Base Principal Distribution Amount paid                                                  1,980,998.94
                                                                                                     --------------
    Class A-2 Note Principal Balance after distribution on Payment Date                               83,498,001.06

    Remaining Class A Base Principal Distribution Amount                                                      -
                                                                                                     --------------
    Class A-3 Note Principal Balance as of preceding Payment Date                                     51,527,000.00
    Class A-3 Base Principal Distribution Amount paid                                                         -
                                                                                                     --------------
    Class A-3 Note Principal Balance after distribution on Payment Date                               51,527,000.00

    Remaining Class A Base Principal Distribution Amount                                                      -
                                                                                                     --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MAY 1, 1998


    Class A-4 Note Principal Balance as of preceding Payment Date                                     38,238,000.00
    Class A-4 Base Principal Distribution Amount paid                                                         -
                                                                                                     --------------
    Class A-4 Note Principal Balance after distribution on Payment Date                               38,238,000.00

REMAINING AVAILABLE FUNDS                                                                                431,701.19

NOTE INSURER REIMBURSEMENT AMOUNT
    Note Insurer Reimbursement Amount due                                                                     -
    Note Insurer Reimbursement Amount paid                                                                    -
                                                                                                     --------------
    Note Insurer Reimbursement Amount remaining unpaid                                                        -
REMAINING AVAILABLE FUNDS                                                                                431,701.19

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
    Class B-1 Note Principal Balance as of preceding Payment Date                                      3,872,833.37
    Class B-1 Base Principal Distribution due                                                            106,246.39
    Class B-1 Base Principal Distribution paid                                                           106,246.39
                                                                                                     --------------
    Class B-1 Base Principal Distribution remaining unpaid                                                     -
    Class B-1 Note Principal Balance after distribution on Payment Date                                3,766,586.98

REMAINING AVAILABLE FUNDS                                                                                325,454.80

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
    Class B-2 Note Principal Balance as of preceding Payment Date                                      3,872,833.37
    Class B-2 Base Principal Distribution due                                                            106,246.39
    Class B-2 Base Principal Distribution paid                                                           106,246.39
                                                                                                     --------------
    Class B-2 Base Principal Distribution remaining unpaid                                                     -
    Class B-2 Note Principal Balance after distribution on Payment Date                                3,766,586.98

REMAINING AVAILABLE FUNDS                                                                                219,208.41

LETTER OF CREDIT REIMBURSEMENT AMOUNT
    Letter of Credit Reimbursement Amount due                                                                 -
    Letter of Credit Reimbursement Amount paid                                                                -
                                                                                                     --------------
    Letter of Credit Reimbursement Amount remaining unpaid                                                    -
REMAINING AVAILABLE FUNDS                                                                                219,208.41
CLASS B-3 NOTE INTEREST
    Class B-3 Note Interest due                                                                           22,591.53
    Class B-3 Note Interest paid                                                                          22,591.53
                                                                                                     --------------
    Class B-3 Note Interest remaining unpaid                                                                  -
                                                                                                     --------------
REMAINING AVAILABLE FUNDS                                                                                196,616.88

CLASS B-3 BASE PRINCIPAL DISTRIBUTION
    Class B-3 Note Principal Balance as of preceding Payment Date                                      3,872,833.37
    Class B-3 Base Principal Distribution due                                                            106,246.39
    Class B-3 Base Principal Distribution paid                                                           106,246.39
                                                                                                     --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MAY 1, 1998


    Class B-3 Base Principal Distribution remaining unpaid                                                    -
    Class B-3 Note Principal Balance after distribution on Payment Date                                3,766,586.98

REMAINING AVAILABLE FUNDS                                                                                 90,370.50
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(A)(II)
    Indenture Trustee Expenses unpaid per above                                                               -
    Remaining Indenture Trustee Expenses paid                                                                 -
                                                                                                     --------------
    Remaining Indenture Trustee Expenses unpaid                                                               -
REMAINING AVAILABLE FUNDS                                                                                 90,370.50

ADDITIONAL LETTER OF CREDIT REIMBURSEMENT AMOUNT
    Additional Letter of Credit Reimbursement Amount due                                                      -
    Additional Letter of Credit Reimbursement Amount paid                                                     -
                                                                                                     --------------
    Additional Letter of Credit Reimbursement Amount remaining unpaid                                         -
REMAINING AVAILABLE FUNDS                                                                                 90,370.50

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
    Other Amounts Due Servicer under Servicing Agreement due                                                  -
    Other Amounts Due Servicer under Servicing Agreement paid                                                 -
                                                                                                              -
    Other Amounts Due Servicer under Servicing Agreement remaining unpaid                                     -
REMAINING AVAILABLE FUNDS                                                                                 90,370.50

DIFFERENCE BETWEEN EXCESS OF ADCPB OVER ENDING NOTE BALANCES AND FLOOR                                   219,403.14

AMOUNT PAYABLE TO RESIDUAL HOLDER                                                                             -

REMAINING AVAILABLE FUNDS TO NOTE HOLDERS                                                                 90,370.50

CLASS A ADDITIONAL PRINCIPAL DISTRIBUTION
    Remaining Available Funds to Note Holders                                                             90,370.50
    Adjusted Principal Distribution Sharing Ratio                                                            93.878%
                                                                                                     --------------
    Additional Principal Distribution to Class A                                                          84,837.61

    Class A Note Principal Balance after payment above                                               175,244,000.00
                                                                                                     --------------
    Class A additional Principal Distribution Amount paid                                                 84,837.61
                                                                                                     --------------
    Excess cash after payment of additional Class A Principal Distribution                                    -

    Class A-1 Note Principal Balance after payment above                                                      -
    Class A-1 additional Principal Distribution Amount paid                                                   -
                                                                                                              -
    Class A-1 Note Principal Balance after distribution on Payment Date                                       -
                                                                                                     --------------

    Remaining Class A additional Principal Distribution Amount                                            84,837.61
                                                                                                     --------------

    Class A-2 Note Principal Balance after payment above                                              83,498,001.06
    Class A-2 additional Principal Distribution Amount paid                                               84,837.61
                                                                                                     --------------
    Class A-2 Note Principal Balance after distribution on Payment Date                               83,413,163.46

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MAY 1, 1998


    Remaining Class A additional Principal Distribution Amount                                                -
                                                                                                       ------------

    Class A-3 Note Principal Balance after payment above                                              51,527,000.00
    Class A-3 additional Principal Distribution Amount paid                                                   -
                                                                                                       ------------
    Class A-3 Note Principal Balance after distribution on Payment Date                               51,527,000.00

    Remaining Class A additional Principal Distribution Amount                                                -
                                                                                                       ------------

    Class A-4 Note Principal Balance after payment above                                              38,238,000.00
    Class A-4 additional Principal Distribution Amount paid                                                   -
                                                                                                       ------------
    Class A-4 Note Principal Balance after distribution on Payment Date                               38,238,000.00

CLASS B-1 ADDITIONAL PRINCIPAL DISTRIBUTION
    Remaining Available Funds to Note Holders                                                             90,370.50
    Adjusted Principal Distribution Sharing Ratio                                                              2.041%
                                                                                                       ------------
    Additional Principal Distribution to Class B-1                                                         1,844.30

    Class B-1 Note Principal Balance after payment above                                               3,766,586.98
    Class B-1 additional Principal Distribution paid                                                       1,844.30
                                                                                                       ------------
    Class B-1 Note Principal Balance after distribution on Payment Date                                3,764,742.69

CLASS B-2 ADDITIONAL PRINCIPAL DISTRIBUTION
    Remaining Available Funds to Note Holders                                                             90,370.50
    Adjusted Principal Distribution Sharing Ratio                                                              2.041%
                                                                                                       ------------
    Additional Principal Distribution to Class B-2                                                         1,844.30

    Class B-2 Note Principal Balance after payment above                                               3,766,586.98
    Class B-2 additional Principal Distribution paid                                                       1,844.30
                                                                                                       ------------
    Class B-2 Note Principal Balance after distribution on Payment Date                                3,764,742.69

CLASS B-3 ADDITIONAL PRINCIPAL DISTRIBUTION
    Remaining Available Funds to Note Holders                                                             90,370.50
    Adjusted Principal Distribution Sharing Ratio                                                              2.041%
                                                                                                       ------------
    Additional Principal Distribution to Class B-3                                                         1,844.30

    Class B-3 Note Principal Balance after payment above                                               3,766,586.98
    Class B-3 additional Principal Distribution paid                                                       1,844.30
                                                                                                       ------------
    Class B-3 Note Principal Balance after distribution on Payment Date                                3,764,742.69

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED MAY 1, 1998


CALCULATION OF BASE PRINCIPAL AMOUNT
     ADCPB, beginning of Collection Period                                                      194,182,704.11
     ADCPB, end of Collection Period                                                            188,870,384.73
                                                                                                --------------
     Base Principal Amount                                                                        5,312,319.38

UNREIMBURSED SERVICING ADVANCES
     Unreimbursed Servicing Advances from previous Collection Period                              2,127,607.89
     Servicing Advances collected during the current Collection Period                            1,553,498.71
                                                                                                  ------------
     Unreimbursed Servicing Advances as of current Determination Date                               574,109.18

CALCULATION OF INTEREST DUE

                           BEGINNING                          CURRENT                              TOTAL
                           PRINCIPAL          INTEREST       INTEREST          OVERDUE           INTEREST
        CLASS               BALANCE             RATE            DUE            INTEREST             DUE
     ---------          --------------       ----------    ------------     --------------     ------------
     Class A-1            2,906,334.89           5.7325%      14,346.60              -            14,346.60
     Class A-2           85,479,000.00           6.3500%     452,326.38              -           452,326.38
     Class A-3           51,527,000.00           6.3500%     272,663.71              -           272,663.71
     Class A-4           38,238,000.00           6.3500%     202,342.75              -           202,342.75
     Class B-1            3,872,833.37           6.8850%      22,220.38              -            22,220.38
     Class B-2            3,872,833.37           6.4500%      20,816.48              -            20,816.48
     Class B-3            3,872,833.37           7.0000%      22,591.53              -            22,591.53
                        --------------                     ------------     --------------     ------------
                        189,768,835.00           6.3697%   1,007,307.82              -         1,007,307.82

CALCULATION OF PRINCIPAL DUE

                         BASE               BASE                                TOTAL
                      PRINCIPAL           PRINCIPAL          OVERDUE           PRINCIPAL
       CLASS         AMOUNT PCT.           AMOUNT           PRINCIPAL            DUE
     ---------      --------------      ------------        ---------        ------------
     Class A                 92.0%      4,887,333.83              -          4,887,333.83
     Class B-1                2.0%        106,246.39              -            106,246.39
     Class B-2                2.0%        106,246.39              -            106,246.39
     Class B-3                2.0%        106,246.39              -            106,246.39
                                        ------------        ---------        ------------
                                        5,206,072.99              -          5,206,072.99

CALCULATION OF SERVICER FEE

     ADCPB as of the prior Calculation Date                                                     194,182,704.11
     Servicer Fee Rate                                                                                    0.500%
     One-twelfth                                                                                          1/12
                                                                                                --------------
     Servicer Fee due current period                                                                 80,909.46
     Prior Servicer Fee arrearage                                                                            -
                                                                                                --------------
     Servicer Fee due                                                                                80,909.46

CALCULATION OF BACK-UP SERVICER FEE
     ADCPB as of the prior Calculation Date                                                     194,182,704.11
     Back-up Servicer Fee Rate                                                                            0.020%
     One-twelfth                                                                                          1/12
                                                                                                --------------
     Back-up Servicer Fee due Current Period                                                          3,236.38
     less overpayment from prior period                                                                      -
     Prior Back-up Servicer Fee Arrearage                                                                    -
                                                                                                --------------
     Back-up Servicer Fee due                                                                         3,236.38

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED MAY 1, 1998


CALCULATION OF PREMIUM AMOUNT
     Class A Principal Amount as of the immediately preceding Collection Period                 178,150,334.89
     Premium Rate                                                                                        0.140%
     One-twelfth                                                                                          1/12
                                                                                                --------------
     Premium Amount due Current Period                                                               20,784.21
     Prior Premium Amount arrearage                                                                          -
                                                                                                --------------
     Total Premium Amount due                                                                        20,784.21

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
     Indenture Trustee Fee (per Payment Date)                                                           291.67
     Prior Indenture Trustee Fee arrearage                                                                   -
                                                                                                --------------
     Total Indenture Trustee Fee due                                                                    291.67

CALCULATION OF LETTER OF CREDIT BANK FEE
     Total Facility Face Amount (Class B-2 Note Principal Balance as of Deter. Date)              3,872,833.37
     Letter of Credit Bank Fee Rate                                                                       0.55%
     One-twelfth                                                                                          1/12
                                                                                                --------------
     Letter of Credit Bank Fee due Current Period                                                     1,775.05
     Letter of Credit Bank Fee arrearage                                                                     -
                                                                                                --------------
     Total Letter of Credit Bank Fee arrearage due                                                    1,775.05

LETTER OF CREDIT REIMBURSEMENT AMOUNT
     Letter of Credit Reimbursement Amount due current period                                            -
     Prior Letter of Credit Reimbursement Amount arrearage                                               -
                                                                                                --------------
     Total Letter of Credit Reimbursement Amount due                                                     -

INDENTURE TRUSTEE EXPENSES
     Indenture Trustee Expenses due                                                                      -
     Prior Indenture Trustee Expenses arrearage                                                          -
                                                                                                --------------
     Total Indenture Trustee Expenses due                                                                -

ADDITIONAL LETTER OF CREDIT REIMBURSEMENT AMOUNT
     Additional Letter of Credit Reimbursement Amount due current period                                 -
     Prior Additional Letter of Credit Reimbursement Amount arrearage                                    -
                                                                                                --------------
     Total Additional Letter of Credit Reimbursement Amount due                                          -

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement - current period                               -
     Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                              -
                                                                                                --------------
     Total Other Amounts Due Servicer under Servicing Agreement                                          -

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED MAY 1, 1998


FLOOR CALCULATION
     Initial ADCPB                                                                              226,351,292.85
     Floor percent                                                                                        2.00%
                                                                                                --------------
     Floor                                                                                        4,527,025.86

     ADCPB as of end of immediately preceding Collection Period                                 188,870,384.73

     Aggregate Note Balances prior to any payment on current Payment Date                       189,768,835.00
     Payments on payment date prior to application of Floor Amount, if any
     Class A                                                                                      4,887,333.83
     Class B-1                                                                                      106,246.39
     Class B-2                                                                                      106,246.39
     Class B-3                                                                                      106,246.39
                                                                                                --------------
     Total Base Principal Amount distributions on current payment date                            5,206,072.99
                                                                                                --------------
     Aggregate Note Balance after payment of Base Principal Amount                              184,562,762.01
                                                                                                --------------
     Excess of ADCPB over Ending Note Balances                                                    4,307,622.72

     Difference between excess and floor                                                            219,403.14

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED MAY 1, 1998


RESTRICTING EVENT DETERMINATION:
                                                                        Yes/No
                                                                        ------
    A) Event of Servicer Termination (Yes/No)                             No
    B) Note Insure has Made a Payment (Yes/No)                            No
    C) Gross Charge Off Event has Occurred (Yes/No)                       No
    D) Delinquency Trigger Event has Occurred (Yes/No)                    No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE
                                                                        Yes/No
                                                                        ------
    A) Failure to distribute to the Noteholders all
       or part of any payment of Interest required to
       be made under the terms of such Notes or the
       Indenture when due; and,                                           No
    B) Failure to distribute to the Noteholders (x)
       on any Payment Date, an amount equal to the principal
       due on the Outstanding Notes as of such Payment
       Date to the extent that sufficient Available
       Funds are on deposition the Collection Account of
       (y) on the                                                         No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

         Section                                           Event                                                          Yes/No
        ----------      --------------------------------------------------------------------------------------------      ------
        6.01(i)         Failure to make payment required                                                                    No
        6.01(ii)        Failure to submit Monthly Statement                                                                 No
        6.01(iii)       Failure to Observe Covenants in Servicing Agreement                                                 No
        6.01(iv)        Servicer consents to appointment of custodian, receiver, etc.                                       No
        6.01(v)         Servicer files a voluntary petition for bankruptcy                                                  No
        6.01(vi)        Order of judgement in excess of $500,000                                                            No
        6.01(vii)       Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed               No
        6.01(viii)      Assignment by Servicer to a delegate its rights under Servicing Agreement                           No
        6.01(ix)        Servicer Trigger Event as contained in the Insurance Agreement has occurred.                        No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED MAY 1, 1998


Gross Charge Event Calculation:

                                                                                              RESULT
                                                                                              ------
    Gross Charge Off Ratio Current Period                                                        0.37%
    Gross Charge Off Ratio Prior Period                                                          1.65%
    Gross Charge Off Ratio Second Prior Period                                                   0.34%
                                                                                                 -----
    Average of Gross Charge Off Ratio for Three Periods                                          0.79%
    Maximum Allowed                                                                              2.50%

    Gross Charge Off Ratio:


                           ADCPB OF                                                           GROSS CHARGE OFF RATIO
                        ALL DEFAULTED         LESS                                                 CHARGE OFFS/
                          CONTRACTS        RECOVERIES        CHARGE OFFS         ADCPB                 ADCPB
                        -------------     ------------       -----------     --------------   ----------------------
    Current Period         539,561.02       481,091.25          58,469.77    188,870,384.73                    0.37%
    Prior Period           791,893.43       525,525.68         266,367.75    194,182,704.11                    1.65%
    Second Prior Period    305,104.75       249,119.84          55,984.91    199,062,627.55                    0.34%


Delinquency Event Calculation:

                                                                                             RESULTS
                                                                                             -------
    Delinquency Trigger Ratio Current Period                                                   3.21%
    Delinquency Trigger Ratio Prior Period                                                     3.21%
    Delinquency Trigger Ratio Second Prior Period                                              3.86%
                                                                                             -------
    Average of Delinquency Trigger Ratios                                                      3.43%
    Maximum Allowed                                                                            7.50%

    Delinquency Trigger Ratio:

                              A                   B                   A/B
                           ADCPB OF           ADCPB OF
                      CONTRACT > 30 DAYS    ALL CONTRACTS     DELINQUENCY TRIGGER
                           PAST DUE        AS OF MONTH-END           RATIO:
                      ------------------   ---------------    -------------------
    Current Period          6,070,704.82    188,952,691.55                  3.21%
    Prior Period            6,237,046.04    194,211,690.36                  3.21%
    Second Prior Period     7,687,003.40    199,062,627.56                  3.86%


                                     Page 1